UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): March 10, 2026

Centrus Energy Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6901 Rockledge Drive, Suite 800
Bethesda, MD 20817
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.10 per share	LEU	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 10, 2026, the board of directors (“Board”) of Centrus Energy Corp. (the “Company”) adopted the Fourth Amended and Restated Bylaws of the Company (the “Bylaws”), which made the following changes:

•amended Article II, Section 6 to clarify the stockholder voting standard, which reflects the application of the existing voting standard by the Company and does not effect a substantive change to the standard;
•amended Article II, Section 9 to address the universal proxy rules set forth in Rule 14a-19 as adopted by the U.S. Securities and Exchange Commission, generally applicable to the nomination of a director nominee by a stockholder of the Company, (a) requiring a nominating stockholder to (i) use a proxy card color other than white; (ii) comply with the new process requirements of Rule 14a-19, including a representation that it intends to solicit proxies from stockholders representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors, and (iii) comply with the new information requirements of Rule 14a-19; and (b) clarifying that if a nominating stockholder fails to comply with Rule 14a-19, the Company will disregard any proxies or votes in favor of a stockholder nominee; and
•added a new Article XI which provides that unless the Company consents to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for certain state corporate law or shareholder derivative claims and claims related to the business of the Corporation, the conduct of its affairs or the rights of the Corporation or its stockholders, directors or officers and that the federal district courts of the United States shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

The foregoing description of the Bylaws is qualified in its entirety by the full text of the Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated into this filing by reference

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Fourth Amended and Restated Bylaws of Centrus Energy Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.

Date:	March 16, 2026	By:	/s/ Todd M. Tinelli
Todd M. Tinelli
Senior Vice President, Chief Financial Officer, and Treasurer